As filed with the Securities and Exchange Commission on March 27, 2003


                                                  Registration No. 333-
===============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           ________________________
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     under
                          THE SECURITIES ACT OF 1933
                           ________________________

                           LASALLE HOTEL PROPERTIES
            (Exact name of registrant as specified in its charter)

            Maryland                                  36-4219376
-------------------------------           ------------------------------------
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

                        4800 Montgomery Lane, Suite M25
                           Bethesda, Maryland 20814
                                (301) 941-1500
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                           ________________________

         LaSalle Hotel Properties 1998 Share Option and Incentive Plan
                           (Full title of the plan)
                           _______________________

              Jon E. Bortz                                  Copy to:
President and Chief Executive Officer               Michael F. Taylor, Esq.
        LaSalle Hotel Properties                Sidley Austin Brown & Wood LLP
    4800 Montgomery Lane, Suite M25                   555 California Street
       Bethesda, Maryland 20814                 San Francisco, California 94104
             (301) 941-1500
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                        CALCULATION OF REGISTRATION FEE

--------------------------- ------------------- ------------------- ------------------- -------------------
                                                 Proposed maximum    Proposed maximum
   Title of Securities           Amount to         offering price        aggregate           Amount of
     to be registered          be registered         per share         offering price     registration fee
--------------------------- ------------------- ------------------- ------------------- -------------------
Common Shares of               400,000(1)          $13.01(2)          $5,202,000(3)        $421(4)
Beneficial Interest, par
value $.01 per share.......
--------------------------- ------------------- ------------------- ------------------- -------------------

(1) Plus such additional number of shares as may be required by reason of the anti-dilution provisions of the LaSalle Hotel Properties 1998 Share Option and Incentive Plan.
(2) Calculated pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act").
(3) Calculated pursuant to Rule 457(c) and (h) under the Securities Act based on the average of the high and low prices for the Common Shares reported on the New York Stock Exchange on March 25, 2003.
(4) In accordance with Rule 457(h), the filing fee is based on the maximum number of the registrant's securities issuable under the LaSalle Hotel Properties 1998 Share Option and Incentive Plan that are covered by this Registration Statement.
==============================================================================

            STATEMENT PURSUANT TO GENERAL INSTRUCTION E TO FORM S-8

     This registration statement on Form S-8 registers additional securities of the same class as other securities of the Registrant for which registration statements, also filed on Form S-8 by the Registrant and relating to the Registrant's 1998 Share Option and Incentive Plan (the "Plan"), are effective. Accordingly, the contents of the Registrant's registration statements on Form S-8 (File Nos. 333-72265 and 333-86911), as filed with the Securities and Exchange Commission ("SEC") on February 12, 1999 and October 10, 1999, respectively, are hereby incorporated by reference. After giving effect to this filing, an aggregate of 1,900,000 shares of the Registrant's common shares of beneficial interest, par value $.01 per share, have been registered for issuance pursuant to the Registrant's Plan.



ITEM 8.      EXHIBITS

4(a)* Articles of Amendment and Restatement of Declaration of Trust of the Registrant.

4(b)**            Amended and Restated Bylaws of the Registrant.

4(c)              LaSalle Hotel Properties 1998
                  Share Option and Incentive Plan,
                  as amended through March 27, 2003.

5                 Opinion of Sidley Austin Brown & Wood LLP.

23(a) Consent of Sidley Austin Brown & Wood LLP (included as part of Exhibit 5).

23(b)             Consent of KPMG LLP.

24 Power of Attorney (included on the signature page of this Registration Statement).

* Previously filed as an exhibit to the Registrant's Form 10-Q filed with the SEC on August 14, 1998 and incorporated herein by reference.

** Previously filed as an exhibit to the Registrant's Registration Statement on Form S-3 (No. 333-104054) on March 27, 2003 and incorporated herein by reference.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, LaSalle Hotel Properties certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Bethesda, MD, on this 27th day of March 2003.

                              LASALLE HOTEL PROPERTIES


                              By:    /s/ Hans S. Weger
                                 ----------------------------------------
                                 Hans S. Weger
                                 Executive Vice President, Treasurer and
                                 Chief Financial Officer

     KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and trustees of LaSalle Hotel Properties hereby severally constitute Jon E. Bortz, Michael D. Barnello and Hans S. Weger, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement filed herewith and any and all amendments to said Registration Statement, and generally to do all such things in our names and in our capacities as officers and trustees to enable LaSalle Hotel Properties to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                                        Title                             Date
           ---------                                        -----                             ----
                                                   Chairman, President and Chief        March 27, 2003
       /s/ Jon E. Bortz                            Executive Officer
------------------------------------------
           Jon E. Bortz

   /s/ Darryl Hartley-Leonard                      Trustee                              March 27, 2003
------------------------------------------
       Darryl Hartley-Leonard

        /s/ Kelly L. Kuhn                          Trustee                              March 27, 2003
------------------------------------------
            Kelly L. Kuhn

      /s/ William S. McCalmont                     Trustee                              March 27, 2003
------------------------------------------
          William S. McCalmont

       /s/ Donald S. Perkins                       Trustee                              March 27, 2003
------------------------------------------
           Donald S. Perkins

        /s/ Stuart L. Scott                        Trustee                              March 27, 2003
------------------------------------------
            Stuart L. Scott

      /s/ Donald A. Washburn                       Trustee                              March 27, 2003
------------------------------------------
          Donald A. Washburn

                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

4(a)* Articles of Amendment and Restatement of Declaration of Trust of the Registrant.

4(b)**              Amended and Restated Bylaws of the Registrant.

4(c)                LaSalle Hotel Properties 1998
                    Share Option and Incentive Plan,
                    as amended through March 27, 2003.

5                   Opinion of Sidley Austin Brown & Wood LLP.

23(a) Consent of Sidley Austin Brown & Wood LLP (included as part of Exhibit 5).

23(b)               Consent of KPMG LLP.

24 Power of Attorney (included on the signature page of this Registration Statement).

* Previously filed as an exhibit to the Registrant's Form 10-Q filed with the SEC on August 14, 1998 and incorporated herein by reference.

** Previously filed as an exhibit to the Registrant's Registration Statement on Form S-3 (No. 333-104054) on March 27, 2003 and incorporated herein by reference.